UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                             Form 8-K

                           Current Report

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
                                                October 9, 2006
                                                ---------------

                       A.P. Pharma, Inc.
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     (Exact name of registrant as specified in its charter)

                            000-16109
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                    (Commission File Number)

Delaware                                             94-2875566
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(State or other jurisdiction                    (I.R.S. Employer
of incorporation)                            Identification No.)


                       123 Saginaw Drive
                     Redwood City, CA 94063
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    (Address of principal executive offices, with zip code)

                        (650) 366-2626
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      (Registrant's telephone number, including area code)

                               N/A
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the
      Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the
      Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b)
      under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02	Departure of Directors or Principal Officers; Election
of Directors; Appointment of Principal Officer

	On October 9, 2006,Michael O'Connell, President and Chief
Executive Officer of A.P. Pharma, Inc. (the "Company") began a temporary leave of absence for medical reasons.

        Effective that same date, the Company's Board of Directors appointed Gregory Turnbull, formerly an independent director of the Company, to serve as President and Chief Executive Officer until Mr. O'Connell's return. Paul Goddard, Chairman of the Company's Board of Directors, will work closely with Mr.
Turnbull in oversight of the Company's affairs. Concurrently, Mr. Turnbull resigned from the Board's audit, compensation and nominating committees.

        Mr. Turnbull has been a director of the Company since February 1986 and will continue to act as a director. Mr. Turnbull is currently a business consultant and has considerable experience working with development-stage companies.
Previously, he was a general partner of Cable & Howse Ventures, a venture capital firm, and also served as an investment banker with Morgan Stanley & Co. and White, Weld & Co. Mr. Turnbull also serves as Chairman of the Board for Planar Systems, Inc. and as a director of certain privately-held companies.

	In connection with his part-time service as President and Chief Executive Officer, Mr. Turnbull will receive compensation of $15,000 per month, payable in accordance with the Company's customary payroll practices. Additionally, on October 9, 2006, Mr. Turnbull was granted an option to purchase 65,000 shares of the Company's common stock at its closing price on that date.
The option will vest and become exercisable on the earlier of April 9, 2007, or the last day of Mr.Turnbull's service as President and Chief Executive Officer. Mr. Turnbull will also continue to receive the customary compensation paid by the Company to its outside directors.



                             SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              A.P. PHARMA, INC.



Date:  October 9, 2006       By: /s/ Stephen C. Whiteford
     -----------------           -------------------------
                                 Stephen C. Whiteford
                                 Vice President, Finance and
                                 Chief Financial Officer